Exhibit 21.1

Kinder Morgan, Inc.
Subsidiaries of the Registrant

1020019 Alberta Ltd. – Alberta
6043445 Canada Inc. – Canada
Agnes B Crane, LLC – LA
Arrow Terminals B.V. – Netherlands
Arrow Terminals Canada B. V. – Netherlands
Arrow Terminals Canada Company – NSULC
Audrey Tug LLC – DE
Betty Lou LLC – DE
Calnev Pipe Line LLC – DE
Carbon Exchange LLC – DE
Central Florida Pipeline LLC – DE
CIG Trailblazer Gas Company, L.L.C. – DE
Colton Processing Facility – CA
Dakota Bulk Terminal, Inc. – WI
Delta Terminal Services LLC – DE
Devco USA, L.L.C. – OK
Elizabeth River Terminals LLC – DE
Emory B Crane, LLC– LA
Express GP Holdings Ltd. - Alberta
Fernandina Marine Construction Management LLC – DE
Frank L. Crane, LLC – LA
General Stevedores GP, LLC – TX
General Stevedores Holdings LLC – DE
Global American Terminals LLC – DE
Globalplex Partners, Joint Venture – LA
Guilford County Terminal Company, LLC –NC
Gulf Energy Gas, LLC – DE
Gulf Energy Gathering & Processing, LLC – DE
Gulf Energy Marketing, LLC – DE
Hampshire LLC – DE
HBM Environmental, Inc. – LA
Hydrocarbon Development, LLC – DE
I.M.T. Land Corp. – LA
ICPT, L.L.C. – LA
Interenergy Corporation – CO
International Marine Terminals – LA
J.R. Nicholls LLC – DE
Javelina Tug LLC – DE
Jeannie Brewer LLC – DE
Kinder Morgan (Delaware), Inc. – DE
Kinder Morgan 2–Mile LLC – DE
Kinder Morgan Amory LLC – MS
Kinder Morgan Arrow Terminals Holdings, Inc. – DE
Kinder Morgan Arrow Terminals, L.P. – DE
Kinder Morgan Baltimore Transload Terminal LLC – DE
Kinder Morgan Bison ULC – Alberta
Kinder Morgan Border Pipeline LLC – DE
Kinder Morgan Bulk Terminals, Inc. – LA
Kinder Morgan Cameron Prairie Pipeline LLC – DE
Kinder Morgan Canada CO2 ULC – Alberta
Kinder Morgan Canada Company – Nova Scotia
Kinder Morgan Canada Inc. – Alberta
Kinder Morgan Canada Terminals Limited Partnership – Alberta
Kinder Morgan Carbon Dioxide Transportation Company – DE
Kinder Morgan CO2 Company, L.P. – DE
Kinder Morgan Cochin LLC – DE

Kinder Morgan Cochin ULC – Alberta
Kinder Morgan Columbus LLC – DE
Kinder Morgan Commercial Services LLC – DE
Kinder Morgan Crude Oil Pipelines LLC – DE
Kinder Morgan Cypress Pipeline LLC – DE
Kinder Morgan Dallas Fort Worth Rail Terminal LLC – DE
Kinder Morgan Eagle Ford LLC – DE
Kinder Morgan Edmonton Terminals ULC – Alberta
Kinder Morgan Energy Partners L.P. – DE
Kinder Morgan Endeavor LLC – DE
Kinder Morgan Finance Company LLC – DE
Kinder Morgan Foundation (nonprofit) – CO
Kinder Morgan G.P., Inc. – DE
Kinder Morgan Gas Natural de Mexico S. de R.L. de C.V. – Mexico
Kinder Morgan Heartland ULC – Alberta
Kinder Morgan Interstate Gas Transmission LLC – CO
Kinder Morgan Las Vegas LLC – DE
Kinder Morgan Linden Transload Terminal LLC – DE
Kinder Morgan Liquids Terminals LLC – DE
Kinder Morgan Liquids Terminals St. Gabriel LLC – LA
Kinder Morgan Louisiana Pipeline Holding LLC – DE
Kinder Morgan Louisiana Pipeline LLC – DE
Kinder Morgan Management, LLC – DE
Kinder Morgan Marine Services LLC – DE
Kinder Morgan Materials Services, LLC – PA
Kinder Morgan Michigan Contractor LLC – DE
Kinder Morgan Michigan Developer LLC – DE
Kinder Morgan Michigan Operator LLC – DE
Kinder Morgan Michigan Pipeline LLC – DE
Kinder Morgan Michigan Servicer LLC – DE
Kinder Morgan Michigan, LLC – DE
Kinder Morgan Mid Atlantic Marine Services LLC – DE
Kinder Morgan NatGas Operator LLC – DE
Kinder Morgan North Texas Pipeline LLC – DE
Kinder Morgan Operating L.P. “A” – DE
Kinder Morgan Operating L.P. “B” – DE
Kinder Morgan Operating L.P. “C” – DE
Kinder Morgan Operating L.P. “D” – DE
Kinder Morgan Operator LLC – DE
Kinder Morgan Pecos LLC – DE
Kinder Morgan Petcoke GP LLC – DE
Kinder Morgan Petcoke LP LLC – DE
Kinder Morgan Petcoke, L.P. – DE
Kinder Morgan Pipeline LLC – DE
Kinder Morgan Pipeline Services of Mexico S. de R.L. de C.V. – Mexico
Kinder Morgan Pipelines (USA) Inc. – DE
Kinder Morgan Port Manatee Terminal LLC – DE
Kinder Morgan Port Sutton Terminal LLC – DE
Kinder Morgan Port Terminals USA LLC – DE
Kinder Morgan Power Company – CO
Kinder Morgan Production Company LLC – DE
Kinder Morgan River Terminals LLC – TN
Kinder Morgan Services LLC – DE
Kinder Morgan Seven Oaks LLC – DE
Kinder Morgan Southeast Terminals LLC – DE
Kinder Morgan Tank Storage Terminals LLC – DE
Kinder Morgan Tejas Pipeline LLC – DE
Kinder Morgan Terminals, Inc. – DE
Kinder Morgan Texas Gas Services LLC – DE
Kinder Morgan Texas Pipeline LLC – DE
Kinder Morgan Texas Terminals, L.P. – DE

Kinder Morgan TransColorado LLC – DE
Kinder Morgan TransColorado, Inc. – UT
Kinder Morgan Transmix Company, LLC – DE
Kinder Morgan Treating LP – DE
Kinder Morgan W2E Pipeline LLC – DE
Kinder Morgan Wink Pipeline LLC – DE
KM Canada Terminals ULC – Alberta
KM Crane LLC – MD
KM Decatur, Inc. – AL
KM Express ULC – Nova Scotia
KM Insurance, Ltd. – Bermuda
KM International Services, Inc. – DE
KM Kaskaskia Dock LLC – DE
KM Liquids Terminals LLC – DE
KM North Cahokia Land LLC – DE
KM North Cahokia Special Project LLC – DE
KM North Cahokia Terminal Project LLC – DE
KM Ship Channel Services LLC – DE
KM Treating GP LLC – DE
KM Upstream LLC –DE
KMBT LLC – DE
KMEP Canada ULC – Alberta
KMGP Services Company, Inc. – DE
KN Gas Gathering, Inc. – CO
KN Natural Gas, Inc. – CO
KN Telecommunications, Inc. – CO
KN TransColorado, Inc. – CO
Knight Power Company LLC – DE
Lomita Rail Terminal LLC – DE
Mid–South Port Transportation LLC – TN
Milwaukee Bulk Terminals LLC – WI
MJR Operating LLC – MD
Mr. Bennett LLC – DE
Mr. Vance LLC – DE
Nassau Terminals LLC – DE
NGPL HoldCo Inc. – DE
Northeast Express Pipeline LLC – DE
NS 307 Holdings Inc. – DE
Paddy Ryan Crane, LLC – LA
Pecos Carbon Dioxide Transportation Company – TX
Pinney Dock & Transport LLC – OH
Queen City Terminals, Inc. – DE
Rahway River Land LLC – DE
Razorback Tug LLC – DE
RCI Holdings, Inc. – LA
River Consulting, LLC – LA
River Terminals Properties GP LLC – DE
River Terminals Properties, LP – TN
SFPP, L.P. – DE
Silver Canyon Pipeline LLC – DE
Southwest Florida Pipeline LLC – DE
SRT Vessels LLC – DE
Stellman Transportation, LLC – DE
Stevedore Holdings, L.P. – DE
Tajon Holdings, Inc. – PA
Tejas Gas Systems, LLC – DE
Tejas Gas, LLC – DE
Tejas Natural Gas, LLC – DE
Tejas–Gulf, LLC – DE
Texan Tug LLC – DE
Trailblazer Pipeline Company LLC – DE

Trans Mountain (Jet Fuel) Inc. – British Columbia
Trans Mountain Pipeline (Puget Sound) LLC – DE
Trans Mountain Pipeline ULC – Alberta
TransColorado Gas Transmission Company LLC – DE
Transload Services, LLC – IL
Triton Power Company LLC – DE
Triton Power Michigan LLC – DE
Valley Gas Transmission, LLC – DE
Valley Operating, Inc. – CO
Western Plant Services, Inc. – CA